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                                  EXHIBIT 10.17

                             STOCK OPTION AGREEMENT
                           (NONQUALIFIED STOCK OPTION)


EMPLOYEE/OPTIONEE:          Michal Levy

NUMBER OF SHARES:           89,410

OPTION EXERCISE PRICE:      $0.157 per  Share

DATE OF GRANT:              September 17, 2002

EXERCISE TERM:              Through September 16, 2007

VESTING:                    Immediate



     THIS OPTION AGREEMENT (the "AGREEMENT") is entered into effective as of the 17th day of September, 2002 by and between HIENERGY TECHNOLOGIES, INC. (the
-------
"Company"), a Washington corporation, and the individual designated above (the "Optionee").

                                    RECITALS
                                    --------

A. An employment agreement (the "Employment Agreement") was executed between the Optionee and HiEnergy Microdevices, Inc., a Delaware corporation and a majority-owned subsidiary of the Company, on February 26, 2002, which confirmed the grant of an option to purchase 4,000 shares of HiEnergy Microdevices, Inc. common stock to the Optionee with an exercise price of $3.50 per share; and

B. Based on the same exchange rate as the voluntary share exchange transaction between the Company and HiEnergy Microdevices, Inc. that took place on April 25, 2002, the Board of Directors of the Company has approved the grant to the Optionee of an option to purchase 89,410 shares of the Company's common stock pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended, in exchange for canceling her HiEnergy Microdevices, Inc. option and other transactions taken or proposed to be taken in connection with such HiEnergy Microdevices, Inc. option; and

C. The Optionee performs valuable services for the Company and its subsidiary, HiEnergy Microdevices, Inc.;


Stock Option Agreement, Michal Levy - Page 1
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NOW,  THEREFORE, the parties agree to the terms and conditions herein, including the  recitals.

1.     GRANT OF OPTION.

     1.1     Option.  An  option  to  purchase  shares  of  the Company's Common
             ------
Stock, par value $0.0001 per share, (the "Shares") is hereby granted to the Optionee (the "Option").

     1.2     Number  of  Shares.  The  number  of  Shares  that the Optionee can
             ------------------
purchase  upon  exercise  of  the  Option  is  set  forth  above.

     1.3     Option Exercise Price.  The price the Optionee must pay to exercise
             ---------------------
the  Option  (the  "Option  Exercise  Price")  is  set  forth  above.

     1.4     Date  of  Grant.  The  date  the  Option  is  granted (the "Date of
             ---------------
Grant")  is  set  forth  above.

     1.5     Type of Option.  The Option is intended to be a Non-qualified Stock
             --------------
Option. It is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time, or any successor provision thereto.

     1.6     Condition.  The  Option  is conditioned on the Optionee's execution
             ---------
of this Agreement. If this Agreement is not executed by the Optionee, it may be canceled by the Board.

2.     DURATION.

     The Option shall be exercisable to the extent and in the manner provided herein during the Exercise Term, which is set forth above; provided, however, that the Option may be earlier terminated as provided in Section 1.6 or Section 5 hereof or in the Employment Agreement.

3.     VESTING.

     The Option is fully vested, and may be exercised, with respect to the Shares, subject to earlier termination of the Option as provided in Section 1.6 and Section 5 hereof or in the Employment Agreement.

4.     MANNER OF EXERCISE AND PAYMENT.

     4.1 To exercise the Option, the Optionee must deliver a completed copy of the Option Exercise Form, attached hereto as Exhibit A, to the address indicated on such Form or such other address designated by the Company from time to time. Contemporaneously with the delivery of the Option Exercise Form, the

Stock Option Agreement, Michal Levy - Page 2

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Optionee  shall tender the Option Exercise Price to the Company, by cash, check, wire transfer or such other method of payment (e.g., delivery or attestation of Shares already owned) as may be acceptable to the Company. The Option may be exercised in whole or in part with respect to the vested Shares. Within thirty
(30) days of delivery of the Option Exercise Form and tender of the Option Exercise Price, the Company shall deliver certificates evidencing the Shares to the Optionee, duly endorsed for transfer to the Optionee, free and clear of all liens, security interests, pledges or other claims or charges.

     4.2 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

5.     TERMINATION  OF  EMPLOYMENT.

     5.1     Termination  of Employment Due to Death.  In the event of the death
             ---------------------------------------
of the Optionee, who at the time of her death was an Employee and who had been in Continuous Status as an Employee since the date of the grant of the option, any vested Option shall terminate on the earlier of (i) six (6) months after the date of the Optionee's death, or (ii) the expiration date otherwise provided in this Agreement. Under these circumstances, the Option will be exercisable at any time prior to such termination by the Optionee's estate, or by such person or persons who have acquired the right to exercise the Option by bequest or by inheritance or by reason of the death of the Optionee. Any nonvested Option terminates immediately upon the death of the Optionee.

     5.2     Termination  of  Employment  Due  to  Disability. If the Optionee's
             ------------------------------------------------
status as an Employee is terminated at any time during the Option period by reason of a disability (within the meaning of Section 22(e)(3) of the Code) and if the Optionee had been in Continuous Status as an Employee at all times since the date of grant of the Option, any vested Option shall terminate on the earlier of (i) six (6) months after the date of termination of her status as an Employee or Consultant, or (ii) the expiration date otherwise provided in this Agreement. Any nonvested Option terminates immediately upon termination of the Optionee's status as an Employee.

     5.3     Termination  of  Employment  for  Other  Reasons.  If  the
             ------------------------------------------------
Optionee's status as an Employee is terminated by the Optionee at any time after the grant of an Option for any reason other than death or disability, as provided in Sections 5.1 and 5.2, and not for "cause" as provided below, then any vested Option terminates on the earlier of (i) three (3) months after the date of termination of her status as an Employee, or (ii) the expiration date otherwise provided in the Option agreement. Any nonvested Options are terminated immediately upon termination of Optionee's status as an Employee. If the Optionee's status as an Employee is terminated for "cause" (such termination

Stock Option Agreement, Michal Levy - Page 3

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being referred to as a "Termination for Cause") at any time by the Company after the grant of an Option by the Company, then the Option terminates on the date of termination of Optionee's status as an Employee. For purposes of this Section 5.3, Termination for Cause shall mean a termination due to objective evidence of any of the following: (i) conviction of a felony; (ii) illegal conduct that is injurious to the Company; (iii) willful or gross misconduct in carrying out duties; (iv) material dishonesty related to employment; or (v) fraud.

     5.4     Employment by Subsidiary.  For purposes of this Section and Section
             ------------------------
8, employment with the Company includes employment with any Parent or Subsidiary of the Company and service as a Director of the Company or any Parent or Subsidiary shall be considered employment with the Company. A change of employment between the Company and any Parent or Subsidiary (or between Subsidiaries or between a Subsidiary and a Parent) is not a termination of employment under this Agreement.

6.     TRANSFERABILITY.

     The Option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

7.     RESTRICTIONS ON THE OPTIONS; RESTRICTIONS ON THE SHARES.

     The Option may not be exercised at any time unless, in the opinion of counsel for the Company, the issuance and sale of the Shares issued upon such exercise is exempt from registration under the Securities Act of 1933, as amended, or any other applicable federal or state securities law, rule or regulation, or the Shares have been duly registered under such laws. The Company shall not be required to register the Shares issuable upon the exercise of the Option under any such laws. Unless the Shares have been registered under all applicable laws, the Optionee shall represent, warrant and agree, as a condition to the exercise of the Option, that the Shares are being purchased for investment only and without a view to any sale or distribution of such Shares and that such Shares shall not be transferred or disposed of in any manner without registration under such laws, unless it is the opinion of counsel for the Company that such a disposition is exempt from such registration. The Optionee acknowledges that an appropriate legend, in such form as the Company shall determine, giving notice of the foregoing restrictions shall appear conspicuously on all certificates evidencing the Shares issued upon the exercise of the Option.

     The Optionee also acknowledges and agrees that, in connection with any public offering of the Company's stock, upon request of the Company or the underwriters managing any underwritten public offering of the Company's stock and making such request with the approval of the Company's Board of Directors, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of her Shares without the prior written consent of the Company or such underwriters, as the case may be, from the effective date of such registration for so long as the Company or the underwriters may specify, but in any event not to exceed 180 days.

Stock Option Agreement, Michal Levy - Page 4
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8.     NO RIGHT TO CONTINUED EMPLOYMENT.

     Nothing in this Agreement shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company or any Parent or Subsidiary, nor shall this Agreement interfere in any way with the right of the Company or a Parent or Subsidiary to terminate the Optionee's employment at any time.

9.     ADJUSTMENTS UPON CERTAIN EVENTS.

     9.1     Adjustments  Upon  Changes  in  Capitalization.  Subject  to  any
             ----------------------------------------------
required action by the shareholders of the Company, the event of a change in capitalization, such as a stock split or other subdivision or consolidation of Shares or the payment of any stock dividend consisting of Shares or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company, the Company shall make appropriate and proportionate adjustments to the number and class of Shares subject to the Option and the purchase price for such Shares or other stock or securities; provided, however, that conversion of the Option will not be deemed to have been "effected without receipt of consideration". Any adjustments as a result of a change in the Company's capitalization will be made by the Board of Directors, whose determination in that respect is final, binding and conclusive. Except as otherwise expressly provided in this Section 9.1, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect the number of Shares or the exercise price of the Shares subject to the Option, and no adjustments in the Option shall be made by reason thereof. The grant of this Option does not in any way affect the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure.

     9.2     Liquidation  or  Dissolution.  In  the  event  of  a liquidation or
             ----------------------------
dissolution, any unexercised options will terminate. The Board of Directors may, in its discretion, provide that the Optionee will have the right to exercise the Optionee's Option as to all of the optioned stock prior to the consummation of the liquidation or dissolution.

     9.3     Change  of  Control,  Merger, Sale of Assets, Etc.  In the event of
             -------------------------------------------------
the sale or other transfer of the outstanding shares of stock of the Company in one transaction or a series of related transactions or a merger or reorganization of the Company with or into any other corporation, where immediately following the transaction, those persons who were shareholders of the Company immediately before the transaction control less than 50% of the voting power of the surviving organization (a "change of control event") or in the event of a proposed sale of substantially all of the assets of the Company (collectively, "sale transaction"), the Option shall be assumed or replaced with a substitute equivalent option.

Stock Option Agreement, Michal Levy - Page 5
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10.     WITHHOLDINGS OF TAXES.

     The Company shall have the right to deduct from any distribution of cash to the Optionee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholdings Taxes") with respect to the Option. If the Optionee is entitled to receive
Shares upon exercise of the Option, the Optionee shall pay the Withholdings Taxes (if any) to the Company in cash prior to the issuance of such Shares. In satisfaction of the Withholdings Taxes, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Company, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option, having an aggregate Fair Market Value equal to the Withholdings Taxes, provided that, if the Optionee may be subject to liability under Section 16(b) of the Exchange Act, the election must comply with the requirements applicable to Share transactions by such Optionees.

11.     MODIFICATION OF AGREEMENT.

     This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, only by a written instrument executed by the parties hereto.

12.     SEVERABILITY.

     Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holdings and shall continue in full force in accordance with their terms.

13.     GOVERNING LAW.

     The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California without giving effect to the conflicts of laws principles thereof.

14.     SUCCESSORS IN INTEREST.

     This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, reorganization, purchase of stock or assets, or otherwise, all or substantially all of the Company's assets and business. This Agreement shall inure to the benefit of the Optionee's heirs and legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

Stock Option Agreement, Michal Levy - Page 6
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15.     RESOLUTION OF DISPUTES.

     Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Board of Directors of the Company. Any determination made hereunder shall be final, binding and conclusive on the Optionee and the Company for all purposes.


     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

               HIENERGY TECHNOLOGIES, INC.


     By:     /s/ Barry Alter
             ----------------------


     Name:     Barry Alter
             ----------------------


     Title:    CEO and President
             ----------------------

     By signing below, Optionee hereby accepts the Option subject to all its terms and provisions.


     OPTIONEE


     Signature:     /s/ Michal Levy
                    ---------------


     Name:              Michal Levy
                   -----------------


                               [EXHIBIT  FOLLOWS]


Stock Option Agreement, Michal Levy - Page 7
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                                    EXHIBIT A

                              OPTION EXERCISE FORM
                              --------------------

To:  HiEnergy Technologies, Inc.

(1) The undersigned hereby elects to purchase the number of shares of the Common Stock of HiEnergy Technologies, Inc. (the "Company") set forth below, pursuant to the terms of the Stock Option Agreement dated __________________, 2002, tendering simultaneous full payment of the Total Option Exercise Price for such shares.


     Number of Shares:                           _______________  Shares

     Option Exercise Price Per Share:           x   $____________ per Share

     Total Option Exercise Price:               =   $____________


(2) In exercising this Option, the undersigned hereby confirms and acknowledges that:

a) the shares of Common Stock to be issued upon exercise are being acquired solely for the account of the undersigned and not as a nominee for any other party; and

b) the shares of Common Stock to be issued upon exercise are not acquired with a view toward distribution; and

c) the undersigned is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended, and as provided in the Subscription Agreement; and

d) the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except pursuant to an effective registration, or an exemption therefrom, under the Securities Act of 1933, as amended, together with a similar exemption under the securities laws of all applicable jurisdictions; and

e) the undersigned otherwise reaffirms all representations, warranties, and indemnifications contained in the Stock Option Agreement and Certificate of Representations, Warranties and Covenants, including, but not limited to, those contained in Section 7 of the Stock Option Agreement; and

f) the undersigned has reviewed all of Company's public filings with the Securities and Exchange Commission; and

Options Exercise Form - Page 1

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g)     the undersigned consents to delay the exercise of the Option until, in the Company's judgment, the Company has disclosed any additional matters that need to be disclosed to the undersigned, beyond those contained in the public filings with the Securities and Exchange Commission.

(3) Subject to Section (2), please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned as instructed.

(4)     Please  issue  a  new Option for the unexercised portion of the attached
Option  in  the  name  of  the  undersigned.


This __________ day of, ____________, _____:

______________________________________
Signature

______________________________________
Print Name of Signatory

______________________________________
Name of Entity (if applicable)

Send  or  deliver  this  Form  with  an  original  signature  to:

HiEnergy Technologies, Inc.
Attn:  President
10 Mauchly Drive
Irvine, CA  92618
USA

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